                           SCHEDULE 14A INFORMATION



          Proxy Statement Pursuant to Section 14(a) of the Securities

                             Exchange Act of 1934

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                       [_]  Preliminary Proxy Statement

    [_]  Confidential, for Use of the Commission Only (as permitted by Rule

                                 14a-6(e)(2))

                       [X]  Definitive Proxy Statement

                     [_]  Definitive Additional Materials

     [_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section

                                  240.14a-12

                              PENNACO ENERGY, INC.

--------------------------------------------------------------------------------

                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

              Payment of Filing Fee (Check the appropriate box):


                            [X]    No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             Pennaco Energy, Inc.
                               1050 17th Street
                                   Suite 700
                            Denver, Colorado  80265



                                April 14, 2000


To Our Stockholders:

    You are cordially invited to attend the year 2000 Annual Meeting of Stockholders of Pennaco Energy, Inc., to be held on Tuesday, May 16, 2000, at 9:00 a.m., Mountain Time, at The Westin Tabor Center located at 1672 Lawrence Street, Denver, Colorado. A notice of the meeting, proxy statement, and form of proxy are enclosed with this letter.

    At the meeting, we will report on the progress of the Company, comment on matters of interest and respond to your questions. A copy of the Company's Annual Report to Stockholders for the 1999 fiscal year accompanies this mailing.

    Stockholders can vote their shares by proxy by marking their votes on the proxy/voting instructions card, or by attending the meeting in person.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL READ THE ENCLOSED PROXY STATEMENT AND THE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND THEN VOTE BY COMPLETING, SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED, POSTAGE PRE-PAID ENVELOPE. You may vote your shares in person if you attend the Annual Meeting thereby canceling any proxy previously given. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.


    We appreciate your interest in the Company.


                              Sincerely,


                              Gregory V. Gibson
                              Vice President-Legal and Secretary

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 16, 2000



TO THE STOCKHOLDERS OF PENNACO ENERGY, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pennaco Energy, Inc. (the "Company") will be held at The Westin Tabor Center located at 1672 Lawrence Street, Denver, Colorado on Tuesday, May 16, 2000 at 9:00 a.m., Mountain Time, for the following purposes:

     1. to elect one Class I director until his successor is duly elected and qualified;

     2. to approve a proposal to change Pennaco's state of incorporation from Nevada to Delaware, through a merger of the Company into its wholly-owned subsidiary, and all of the effects of a reincorporation, including (a) the conversion of the Company's outstanding securities into corresponding securities of the surviving corporation and (b) certain amendments to the Company's Articles of Incorporation necessary to conform to Delaware corporate law, as described in the accompanying Proxy Statement;

     3. to approve an amendment to the Company's 1998 Stock Option and Incentive Plan, as amended (the "Plan"), to increase the number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), reserved for issuance thereunder from 4,500,000 shares to 5,500,000 shares;

     6. to ratify the appointment of KPMG LLP as independent certified public accountants for the 2000 fiscal year; and

     7. to transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof. A list of such stockholders will be available during normal business hours at the offices of the Company for inspection at least ten days prior to the Annual Meeting.

     You are cordially invited to attend this meeting.

                              By order of the Board of Directors,



                              Gregory V. Gibson
                              Vice President, Legal and Secretary



Denver, Colorado
April 14, 2000

                             PENNACO ENERGY, INC.
                               1050 17TH STREET
                                   SUITE 700
                            DENVER, COLORADO 80265


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 16, 2000



General Information

     This statement (the "Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Pennaco Energy, Inc. ("Pennaco" or the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado on Tuesday, May 16, 2000, at 9:00 a.m., Mountain Time, and at any postponement or adjournment thereof (the "Annual Meeting"). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are first being mailed on or about April 14, 2000.

Proxy Card

     The shares represented by any Proxy Card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a "Conforming Proxy") will be voted in accordance with the specifications made thereon. Conforming Proxies that are properly signed and returned but on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in the Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. A stockholder who has executed and delivered a Conforming Proxy may revoke that Conforming Proxy at any time before it is voted by:

     - executing a new proxy with a later date and delivering the new proxy to the Secretary of the Company;

     -    voting in person at the Annual Meeting; or

     - giving record of written notice of the revocation to the Secretary of the Company.

Quorum and Other Matters

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock, is necessary and sufficient to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "broker non-vote") for voting on some or all other matters.

     The Director will be elected by a favorable vote of a plurality of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.

     All other matters to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. Therefore, abstentions will have the same effect as votes against the proposals on such matters. Broker non-votes, however, will be deemed shares not present to vote on such matters, and therefore will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of such matters.

Solicitation of Proxies

     This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. The Company expects to reimburse brokerage houses, banks, and other fiduciaries for reasonable expenses of forwarding proxy materials to beneficial owners.


                   VOTING SECURITIES AND SECURITY OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The outstanding voting securities of the Company consist entirely of shares of Common Stock. Each share of Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Only stockholders of record at the close of business on March 17, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, the Company had outstanding 19,086,440 shares of Common Stock.


                Security Ownership of Certain Beneficial Owners


     To the Company's knowledge, the following persons are the only persons who are beneficial owners of more than five percent of the Company's Common Stock based on the number of shares outstanding on March 17, 2000:

              Name and Address                    Number of Shares    Percent of Class(1)
              ----------------                    ----------------    -------------------
Franklin Resources, Inc.                             2,027,700(2)             10.6%
   777 Mariners Island Blvd.
   San Mateo, CA  94404

Centennial Energy Partners, L.L.C.                   1,883,100(3)              9.9%
   900 Third Ave., Suite 1801
   New York, New York 10022

R.I.S. Resources International Corp.                 1,250,000                 6.6%
   609 West Hastings Street, 11th Floor
   Vancouver, British Columbia V 6B 4W4, Canada


 ______________

(1) For purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days after March 17, 2000 is deemed to be outstanding, but is not deemed to be outstanding in computing the percentage ownership of any other person.

(2) Pursuant to a Schedule 13G filed January 28, 2000, the shares beneficially owned by Franklin Resources, Inc. are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of Franklin Resources, Inc. ("FRI"). Such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients. Therefore, such Adviser Subsidiaries may be deemed to be, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, the beneficial owner of the securities covered by this statement.

       Beneficial ownership by investment advisory subsidiaries and other affiliates of FRI is being reported in conformity with the guidelines articulated by the SEC staff in Release No. 34-39538 (January 12, 1998) relating to organizations, such as FRI, where related entities exercise voting and investment powers over the securities being reported independently from each other. The voting and investment powers held by Franklin Mutual Advisers, LLC ("FMA"), formerly Franklin Mutual Advisers, Inc., an indirect wholly owned investment advisory subsidiary of FRI, are exercised independently from FRI and from all other investment advisor subsidiaries of FRI (FRI, its affiliates and investment advisor subsidiaries other than FMA are collectively referred to herein as "FRI affiliates"). Furthermore, FMA and FRI internal policies and procedures establish informational barriers that prevent the flow between FMA and the FRI affiliates of information that relates to the voting and investment powers over the securities owned by their respective advisory clients. Consequently, FMA and the FRI affiliates are each reporting the securities over which they hold investment and voting power separately from each other.

       Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal FRI Shareholders") each own in excess of 10% of the outstanding Common Stock of FRI and are the principal shareholders of FRI. FRI and the Principal FRI Shareholders may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. FRI, the Principal FRI Shareholders and each of the Adviser Subsidiaries disclaim any economic interest or beneficial ownership in any of the securities covered by this statement.

(3) Pursuant to a Schedule 13G filed March 7, 2000, the shares beneficially owned by Centennial Energy Partnership, L.L.C. may also be attributed to Peter K. Seldin. Mr. Seldin is the managing member of Centennial Energy Partners, L.L.C. and has been delegated the authority to vote and dispose of the 1,883,100 shares of Common Stock it beneficially owns.

        Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of March 17, 2000 by each of the directors, each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise noted, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown. Unless otherwise noted, each person's address is c/o Pennaco Energy, Inc., 1050 17th Street, Suite 700, Denver, Colorado 80265.

                                                Shares of the              Percent of the
     Name of Beneficial Owner (1)           Company's Common Stock    Company's Common Stock (2)
     ----------------------------           ----------------------    --------------------------
Paul M. Rady                                     1,157,144(3)                    6.1%
Glen C. Warren, Jr.                                463,228(4)                    2.4%
Gregory V. Gibson                                  135,000(5)                      *
Terrell A. Dobkins                                  93,750(6)                      *
David W. Lanza                                      67,500(7)                      *
Brian A. Kuhn                                       56,250(8)                      *
All officers and directors as a group            1,972,872(9)                   10.3%
   (seven persons)

______________
* Represents less than 1% of the Common Stock outstanding.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of March 17, 2000 upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of March 17, 2000 have been exercised.

(2) Assumes 19,086,440 shares outstanding plus, for each individual, any securities that specific person has the right to acquire upon exercise of presently exercisable stock options and options that are exercisable within 60 days of March 17, 2000. Options and warrants held by persons other than the specific individual for whom an ownership interest percentage is being calculated are not considered in calculating that specific individual's ownership interest percentage.

(3) Includes 100,000 shares issuable upon the exercise of presently exercisable stock options, exercisable at a price of $2.50 per share, 100,000 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.19 per share and 100,000 shares issuable upon the exercise of presently exercisable stock options exercisable at a price of $5.00 per share

(4) Includes 50,000 shares issuable upon the exercise of presently exercisable stock options exercisable at a price of $2.50 per share, 38,228 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.25 per share, 62,500 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.19 per share and 50,000 shares exercisable upon the exercise of presently exercisable stock options exercisable at $5.00 per share.

(5) Includes 100,000 shares issuable upon the exercise of presently exercisable stock options exercisable at a price of $1.25 per share and 35,000 shares issuable upon the exercise of presently exercisable stock options exercisable at a price of $3.19 per share. Mr. Gibson's address is 2 Park Plaza, Suite 450, Irvine, California 92614.

(6) Includes 27,404 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.25 per share and 31,250 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.19 per share.

(7) Includes 15,000 shares issuable upon the exercise of presently exercisable stock options exercisable at a price of $3.19 per share. Mr. Lanza's address is 710 3rd Street, Marysville, California 95901.

(8) Includes 25,000 shares issuable upon the exercise of presently exercisable stock options exercisable at $3.25 per share, 12,500 shares issuable upon the exercise of presently exercisable stock options exercisable at $2.50 per share and 18,750 shares issuable upon the exercise of presently exercisable stock options at $3.19 per share.

(9) Includes 699,382 shares issuable upon the exercise of presently exercisable stock options.


                                  PROPOSAL 1
                             ELECTION OF DIRECTOR


     The Company's Amended and Restated Articles of Incorporation and bylaws provide that the number of directors on the Board shall be fixed from time to time by the Board of Directors but shall not be less than one nor more than nine persons. The Articles of Incorporation divides the Board of Directors into three classes, designated as Class I, Class II and Class III. Each class of directors is to be elected to serve a three-year term and is to consist, so far as possible, of one-third of the number of directors required at the time to constitute a full Board. If the number of directors is not evenly divided into thirds, the Board of Directors shall determine which class or classes shall have one extra director. The Board of Directors presently consists of five directors, one in Class I, two in Class II and two in Class III, whose terms of office expire with the 2000, 2001 and 2002 annual meetings, respectively, and until their successors are elected and qualified.

     The term of office of the current Class I Director expires at the time of the 2000 Annual Meeting of Stockholders, or as soon thereafter as his successor is elected and qualified. Mr. Petersen has been nominated to serve an additional three-year term as Class I Director to be elected by the holders of the Common Stock. Mr. Petersen has consented to be named in this Proxy Statement and to serve as a director if elected.

     It is the intention of the persons named in the accompanying proxy card to vote for the election the nominee named below unless a stockholder has withheld such authority. The affirmative vote of holders of a plurality of the Common Stock present in person or by proxy at the 2000 Annual Meeting of Stockholders and entitled to vote is required for election of the nominee.

     If, at the time of or prior to the 2000 Annual Meeting of Stockholders, the nominee should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

Director Nominee -  Class I Director (Term expiring at the 2003 Annual Meeting of Stockholders)

     KURT M. PETERSEN                                        DIRECTOR SINCE 1999


     Mr. Petersen is a partner in the natural resources department of Davis, Graham & Stubbs, LLP, a Denver law firm. Mr. Petersen has been an attorney specializing in oil and gas, mining, real estate, tax and environmental issues for over 14 years and has extensive experience in the acquisition and divestiture of producing and non-producing oil and gas properties. Mr. Petersen is also a member of the Board of Trustees of the National Outdoor Leadership School.

                                 REQUIRED VOTE


     The nominee shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

     The Board of Directors Recommends a Vote for the Election of Mr. Petersen
     -------------------------------------------------------------------------
as a Director
-------------

Directors  Continuing in Office

Class II

     The Class II Directors, whose present term of office as directors will continue after the meeting and expire at the 2001 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are as follows:


     GLEN C. WARREN, JR.                                     DIRECTOR SINCE 1998

     Mr. Warren, Chief Financial Officer and Executive Vice President, joined the Company in July 1998 as its Chief Financial Officer, Executive Vice President and Director. Prior to assuming his duties as Pennaco's Chief Financial Officer, Mr. Warren was an investment banker with Lehman Brothers Inc. in New York. Prior to Lehman Brothers, Mr. Warren was also an investment banker with Dillon, Read & Co., Inc. and Kidder, Peabody & Co. Incorporated with a total of nine years of investment banking experience. Mr. Warren also has six years of oil and gas exploration and production experience with Amoco Production Company in New Orleans, Louisiana.


     DAVID W. LANZA                                          DIRECTOR SINCE 1998

     Mr. Lanza, has been a real estate developer, oil and gas real property and lease developer, and business owner in California, Nevada, Colorado, Texas and Wyoming for the past ten years. He is currently the President of Hust Brothers, a commercial real estate and development company, Vice President and principal of Hust Brothers Inc., a national automotive wholesale company, and President and principal of Colusa Motor Sales. Mr. Lanza has majority interest in Marysville Auto Parts which owns and operates 13 automotive chain stores.

Class III

     The Class III Directors, whose present term of office as directors will continue after the meeting and expire at the 2002 Annual Meeting of Stockholders, and certain additional information with respect to each of them, are as follows:


     PAUL M. RADY                                            DIRECTOR SINCE 1998

     Mr. Rady, Chief Executive Officer and President, became Chairman of the Board of Directors of Pennaco in September 1999. He joined the Company in June 1998 as its Chief Executive Officer, President and Director. Mr. Rady was with Barrett Resources Corporation, an oil and gas exploration and production company listed on the New York Stock Exchange, for approximately eight years. During his tenure at Barrett, Mr. Rady held various executive positions including his most recent position as Chief Executive Officer, President and Director. Other positions held by Mr. Rady were Chief Operating Officer, Executive Vice President-Exploration, and Chief Geologist-Exploration Manager. Prior to his employment at Barrett, Mr. Rady was with Amoco Production Company based in Denver, Colorado for approximately ten years.

     GREGORY V. GIBSON                                       DIRECTOR SINCE 1998

     Mr. Gibson, Vice President-Legal and Secretary, has been an attorney specializing in securities and securities broker dealerships for over 15 years. Mr. Gibson is a southern California-based practicing attorney with the law firm of Gibson, Haglund & Paulsen. Mr. Gibson is also an officer and director of Ubrandit.com, a southern California based company that provides internet services. Prior to his present affiliations, Mr. Gibson was corporate counsel for three years to Global Resource Investment Limited, a southern California-based broker-dealer specializing in resource and foreign publicly traded securities. Prior to working at Global, Mr. Gibson was practicing securities and international law with the law firms of Gibson & Haglund and Gibson, Ogden & Johnson.


Board of Directors and Board Committees

     During 1999, the Company's Board of Directors was comprised of five
directors.   The Board of Directors has established an Audit Committee and a
Compensation Committee as its standing committees. The Board of Directors does not have a nominating committee or any committees performing similar functions.

     During fiscal 1999, the Board of Directors held 14 meetings and took action by written consent on five occasions. During fiscal 1999, the Audit Committee held two meetings and the Compensation Committee held one meeting. Each director other than Mr. Petersen, whose term as a director began on December 7, 1999, attended at least 75% of the total number of Board of Directors meetings held during the fiscal year.

     The Audit Committee consists of Mr. Petersen and Mr. Lanza and the Compensation Committee consists of Mr. Petersen and Mr. Lanza. The Audit Committee reviews the financial statements and independent auditors' report including recommendations for the independent auditors regarding internal controls and other matters. The Compensation Committee administers management incentive compensation plans and makes recommendations to the Board with respect to the compensation of directors and officers of the Company.

              EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

     The following sets forth certain information with respect to the executive officers and other significant employees of the Company as of the date of this Proxy Statement. All officers of the Company serve at the pleasure of the Company's Board of Directors until their successors are elected and qualified. Biographical information for Messrs. Rady, Warren and Gibson can be found above under the caption "Directors Continuing in Office."



Name                     Age                         Position
----                     ---                         --------
Paul M. Rady              46   Chairman of the Board, Chief Executive Officer, President

Glen C. Warren, Jr.       44  Chief Financial Officer, Executive Vice President, Director

Gregory V. Gibson         50           Vice President-Legal, Secretary, Director

Terrell A. Dobkins        47                  Vice President - Production

Brian A. Kuhn             41                     Vice President - Land



     Terrell A. Dobkins, Vice President - Production. Mr. Dobkins has over 20 years experience in the petroleum industry. Mr. Dobkins started his career at Amoco Production Company where he had extensive experience in Rocky Mountain low permeability gas reservoirs and worked in operations, completions and reservoir engineering. Mr. Dobkins worked as a Manager for three years at American Hunter Exploration where he was involved in all U.S. operations and engineering. More recently, Mr. Dobkins was employed for eight years by Barrett Resources Corporation, most recently as Manager of Acquisitions, and was involved in the development of several projects, including completions, operations and reservoir engineering.

     Brian A. Kuhn, Vice President - Land. Mr. Kuhn has 18 years experience in the oil and gas industry as a landman. Mr. Kuhn worked as a landman for thirteen years at Amoco Production Company from June 1980 to April 1993. While at Amoco, Mr. Kuhn spent three years in the Powder River Basin and other basins of the Rocky Mountain region. Most recently, Mr. Kuhn was employed as a Division Landman for five years at Barrett Resources Corporation where he worked in the Rocky Mountain region and numerous other basins. Mr. Kuhn has extensive experience in the acquisition of producing properties, testifying as expert witness before state regulatory agencies, management of lease acquisition and negotiation of both large and small exploration transactions.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table


     The following table sets forth, for fiscal 1998 and 1999, the compensation paid to the Company's current Chief Executive Officer and its other three most highly compensated executive officers with annual compensation in excess of $100,000 for the fiscal year 1999 (the "Named Executive Officers").



                                                                             Long-Term
                                            Annual Compensation              Compensation
                             ----------------------------------------------  -------------
                                                                              Securities
        Name and                                         Other Annual         Underlying
    Principal Position         Year       Salary        Compensation(1)       Options (#)
---------------------------  --------  -------------  ---------------------  -------------
Paul M. Rady...............    1999      $178,116                              1,277,750
Chairman, Chief Executive      1998      $ 65,077(2)
 Officer and President

Glen C. Warren, Jr. .......    1999      $148,533                                830,978
Chief Financial Officer and    1998      $ 46,680(3)
 Executive Vice President

Terrell A. Dobkins.........    1999      $134,574                                381,250
Vice President - Production    1998      $ 46,465(4)

Brian A. Kuhn..............    1999      $109,570                                250,000
Vice President - Land          1998      $ 41,548(5)


(1) We recognized non-cash compensation expense relating to restricted Common Stock and warrants purchased by Mr. Warren, and stock options issued to Mr. Dobkins and Mr. Kuhn in the third quarter of 1998. This non-cash expense was recognized in accordance with APB No. 25, "Accounting for Stock Issued to Employees."

(2) Mr. Rady became an executive officer on June 16, 1998, compensated at an annual salary of $120,000. Mr. Rady's annual salary was increased to $180,000 in January 1999.

(3) Mr. Warren became an executive officer on July 2, 1998, compensated at an annual salary of $100,000. Mr. Warren's annual salary was increased to $150,000 in January 1999.

(4) Mr. Dobkins became an executive officer on July 6, 1998, compensated at an annual salary of $95,000. Mr. Dobkin's annual salary was increased to $120,000 in January 1999.

(5) Mr. Kuhn became an executive officer on July 9, 1998, compensated at an annual salary of $87,000. Mr. Kuhn's annual salary was increased to $110,000 in January 1999.

                       Option Grants in Last Fiscal Year



     The following table provides information regarding stock options granted to the Named Executive Officers during fiscal 1999.




                                               Percent of
                                             Total Options
                           Number of           Granted to
                           Securities       Employees as of     Exercise
                           Underlying       the Period Ended     Price
        Name            Options Granted     December 31, 1999   Per Share           Expiration Date(s)
        ----            ---------------     -----------------   ---------           ------------------
Paul M. Rady............    400,000               31.0%          $ 3.19           January 21, 2005 through
                                                                                   January 21, 2008 (1)
                             27,750(2)             2.2%          $11.13              October 20, 2003
                             50,000                3.9%          $ 9.50          December 17, 2005 through
                                                                                   December 17, 2008(1)
Glen C. Warren, Jr......    250,000               19.4%          $ 3.19           January 21, 2005 through
                                                                                   January 21, 2008 (1)
                             27,750(2)             2.2%          $11.13              October 20, 2003
                             40,000                3.1%          $ 9.50          December 17, 2005 through
                                                                                    December 17, 2008(1)
Terrell A. Dobkins......    125,000                9.7%          $ 3.19           January 21, 2005 through
                                                                                    January 21, 2008 (1)
                             30,000                2.3%          $ 9.50          December 17, 2005 through
                                                                                    December 17, 2008(1)
Brian A. Kuhn...........     75,000                5.8%          $ 3.19           January 21, 2005 through
                                                                                    January 21, 2008(1)
                             25,000                1.9%          $ 9.50          December 17, 2005 through
                                                                                    December 17, 2008(1)

---------------

(1) Option expiration date is five years subsequent to vesting which occurs ratably over a four year period from the date of grant.

(2) Anti-dilution provision of employment agreement provides for option issuance equal to 1% of any new equity issuance with the exercise price equivalent to the offering price. The Company issued 2,775,000 new shares at $11.125 per share in a public offering completed on October 20, 1999.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                  Number of Securities
                                 Underlying Unexercised               Value of Unexercised in -
                                    Options Held at                 the - Money Options Held at
                                   December 31, 1999                   December 31, 1999 (1)
                       -----------------------------------------   ------------------------------
                           Exercisable         Unexercisable        Exercisable    Unexercisable
                       -------------------  --------------------   -------------  ---------------
Paul M. Rady............     200,000          1,077,750            $     850,000  $     4,474,000
Glen C. Warren, Jr......     125,000            705,978            $     543,750  $     2,896,583
Terrell A. Dobkins......      38,750            342,500            $     184,063  $     1,534,063
Brian A. Kuhn...........      37,500            212,500            $     187,500  $       923,250

--------------
(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options. The exercise price of the options granted to the Named Executive Officers is $2.50-$11.125 per share. The value of unexercised options for each of the Named Executive Officers represents the difference between the exercise price of such options and the closing price of the Company's Common Stock on December 31, 1999 ($8.00 per share).

Employment Agreements

     The Company has entered into four-year employment agreements with Paul M. Rady, who was hired by the Company in June 1998, and Glen C. Warren, Jr., who was hired in July 1998.

     The employment agreement with Mr. Rady provides for bonus compensation equal to 2% of the Company's net cash flow, participation in the Company's standard insurance plans for its executives, and participation in the Company's other incentive compensation programs at the discretion of the Board of Directors. Mr. Rady's salary has been adjusted by the Board to a current rate of $180,000 per year. Mr. Rady was granted 400,000 stock options exercisable at $2.50 per share and 400,000 stock options exercisable at $5.00 per share which vest ratably over a four-year period commencing in June 1998. Mr. Rady's stock options are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control of the Company. The stock options expire in 2008, subject to earlier termination if the employment is terminated. If Mr. Rady's employment with the Company is terminated without cause prior to June 1, 1999, Mr. Rady is entitled to termination compensation of $2,000,000. If Mr. Rady's employment with the Company is terminated without cause after June 1, 1999, Mr. Rady is entitled to termination compensation of $3,000,000. Mr. Rady's employment agreement automatically renews on each anniversary of the effective date after June 1, 2001 for an additional two years unless the Company notifies Mr. Rady in writing 90 days prior to such anniversary that it will not be renewing his employment agreement.

     The employment agreement with Mr. Warren provides for bonus compensation of $150,000 for 1999 and equal to 1% of the Company's net cash flow thereafter, participation in the Company's standard insurance plans for its executives, and participation in the Company's other incentive compensation programs at the discretion of the Board of Directors. Mr. Warren's salary has been adjusted by the Board to a current rate of $150,000 per year. Mr. Warren was granted 200,000 stock options exercisable at $2.50 per share, 100,000 stock options exercisable at $3.25 per share, and 200,000 stock options exercisable at $5.00 per share which vest ratably over a four-year period commencing in July 1998. The stock options expire in 2008. Mr. Warren's stock options are subject to accelerated vesting in the event of his termination without cause or in the event of a change of control of the Company. If Mr. Warren's employment with the Company is terminated without cause prior to July 1, 1999, Mr. Warren is entitled to termination compensation of $400,000. If Mr. Warren's employment with the Company is terminated without cause after July 1, 1999 but before July 1, 2000, Mr. Warren is entitled to termination compensation of $750,000. If Mr. Warren's employment with the Company is terminated without cause after July 1, 2000, Mr. Warren is entitled to termination compensation of $1,250,000. Mr. Warren's employment agreement automatically renews on each anniversary of the effective date after June 1, 2002 for an additional year, unless the Company notifies Mr. Warren in writing 90 days prior to such anniversary that it will not be renewing his employment agreement.


                           COMPENSATION OF DIRECTORS


     Directors who are employees of the Company are not paid any fees or additional compensation for services rendered as members of the Board of Directors or any committee thereof. Directors who are not employees of the Company receive a fee of $20,000 annually.


                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION


     The Compensation Committee of the Board of Directors (the "Committee") is composed of Mr. Lanza and Mr. Petersen, each of whom is a non-employee director of the Company.

     The Committee reviews and approves executive compensation, makes grants of long-term incentives, and determines the compensation to be paid to the Chief Executive Officer and each of the other officers of the Company. The goal of the executive compensation program is to reward executives for their performance and enhancement of stockholder value.

     The Company's executive compensation program is designed to attract and retain executives who are key to the long-term success of the Company and align compensation with the attainment of the Company's business goals and the increase of share value. The Company uses the same philosophy as the Committee in establishing compensation for employees other than officers.

     Executive compensation consists of (i) salary, (ii) annual performance bonuses, and (iii) long-term incentives. The Committee reviews executive compensation annually and makes appropriate adjustments based on (i) Company performance, (ii) individual performance and (iii) changes in an executive's duties and responsibilities.

     Salary. The Committee desires that overall compensation reflect the performance of each individual executive over time. Base salaries are set at levels subjectively determined by the Committee to adequately reward and retain capable executives, including the President and Chief Executive Officer. The Committee considers the importance of and skills required in a particular executive position in establishing salary.

     At the beginning of each fiscal year, the Committee reviews and establishes the annual salary of each officer, including the Chief Executive Officer. The Committee makes an independent, subjective determination of the appropriate level of each officer's salary to determine such amount or if a salary has been fixed by contract which limits decreases, to determine the amount of the increase, if any. The Committee does not use any mechanical formulations or weighting of any of the factors considered.

     Annual Performance Incentives. The Company has established an annual bonus plan for the Chief Executive Officer and Chief Financial Officer that is based on net cash flows.

     Long Term Incentives. In an effort to properly align the long-term interests of the Company's management and stockholders, the Committee may make awards under the Plan, which was approved by the Company's full board on March 24, 1998. The aggregate number of shares which may be issued under the Plan to all officers, directors and employees is 4,500,000. The Committee believes that the Plan enables the Company to attract and retain the highest quality managers. Under the Plan, the Committee is responsible for establishing who receives awards, the terms of the awards, requisite conditions and the size of the awards. Awards to any recipient are made by a subjective determination by the Committee, which considers the person's past performance and current responsibilities, as well as the amount of awards previously made to that person.

     CEO Compensation. Mr. Rady was elected President and Chief Executive Officer in June of 1998 and his salary was established at $120,000 to reflect his duties. Mr. Rady's annual salary was increased to $180,000 in January of 1999.

     Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any one fiscal year with respect to the Chief Executive Officer and the other four most highly compensated individuals who are executive officers as of the end of the fiscal year. This deduction limitation, however, does not apply to certain "performance based" compensation. The Committee intends to generally design and implement compensation plans that qualify for full deductibility in accordance with Section 162(m). The Company, however, may from time to time pay other compensation to its executive officers that may not be deductible.


                              Respectfully Submitted,


                              David W. Lanza
                              Kurt M. Petersen

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Mr. Petersen is a partner in the law firm of Davis, Graham & Stubbs, LLP. During 1999, Davis, Graham provided various legal services to the Company. The fees for such services in 1999 equaled approximately $286,000.


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION


     During fiscal 1999, no executive officer of the Company served as (1) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (2) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

     During fiscal 1999, no member of the compensation committee (or board committee performing equivalent functions) (1) was an officer or employee of the Company or (2) was formerly an officer of the Company. Mr. Petersen, a member of the compensation committee, is a partner with the law firm Davis, Graham & Stubbs, LLP. During 1999, Davis, Graham provided various legal services to the Company. See "Certain Relationships and Related Transactions," above.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of their beneficial ownership (Forms 3, 4, and 5, and any amendment thereto) with the Securities and Exchange Commission. Executive officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of the forms that they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during its fiscal year 1999 with the following exceptions:

     - Mr. Rady failed to file a timely initial report on Form 4, but the required report has been subsequently filed;

     - Mr. Warren failed to file a timely initial report on Form 4, but the required report has been subsequently filed; and

     - Mr. Lanza failed to file a timely initial report on Form 4, but the required report has been subsequently filed.

                            STOCK PERFORMANCE GRAPH


     The following performance graph compares the Company's cumulative total stockholder return on its Common Stock with the cumulative total return on (1) the American Stock Exchange Market Value Index and (2) the S&P 600 Oil and Gas (Exploration and Production) Index as a peer group stock index (the "Peer Group Index") which consists of fifteen publicly traded companies in the same industry or line-of-business as the Company. The cumulative total return computations set forth in the Performance Graph assume the investment of $100 in the Company's Common Stock, the American Stock Exchange Market Value Index and the Peer Group Index on January 1, 1999. The Company is listed on the American Stock Exchange. The Company believes that the comparison for 1999 to the American Stock Exchange Market Value Index is appropriate.

     The Performance Graph and related description shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed with the Securities and Exchange Commission.


                       [PERFORMANCE GRAPH APPEARS HERE]



                                         35977   12/98   12/99
                 ---------------------------------------------
                 Pennaco Energy, Inc.      100  101.74  224.53
                 ---------------------------------------------
                 Peer Group                100   61.78    80.7
                 ---------------------------------------------
                 Amex Market Value         100    95.9  124.12
                 ---------------------------------------------

                                   PROPOSAL 2
    APPROVAL OF A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM NEVADA
     TO DELAWARE INCLUDING RELATED CHANGES TO THE ARTICLES OF INCORPORATION
                                   AND BYLAWS


Reincorporation in Delaware

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware. Stockholders are urged to read this section of the Proxy Statement and the exhibits carefully before voting on the reincorporation proposal. Throughout the Proxy Statement, the terms the "Company," "Pennaco" or "Pennaco Nevada" refer to the existing Nevada corporation and the terms "Delaware Company" or "Pennaco Delaware" refer to Pennaco Energy, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company. Pennaco Delaware is the proposed successor to the Company.

     The Board of Directors believes reincorporation in Delaware will allow it to more effectively perform its duties. Although the Nevada General Corporation Law, or Nevada GCL, is similar to Delaware General Corporation Law, or Delaware GCL, there is a lack of predictability under Nevada corporate law resulting from the limited body of case law interpreting the Nevada GCL. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their corporate domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by Pennaco. The Delaware courts have also developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporate legal issues. For example, relative to other states, Delaware provides greater guidance to directors in the context of dealing with major transactions, along with more general corporate matters. The Board of Directors believes that the overall effect of the reincorporation will be to enhance its ability to consider all appropriate courses of action with respect to significant transactions for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to Pennaco and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

     At the effective time of the Reincorporation Merger, Pennaco Delaware will be governed by the Delaware GCL, by the Delaware Certificate attached as Annex B and the Bylaws attached as Annex C. With certain exceptions, Delaware corporate law is substantially similar to Nevada corporate law. Material differences in stockholder rights and the powers of management between the Delaware law and the Nevada law are discussed below under "Material Differences Between the Corporation Laws of Delaware and Nevada." Except for the changes required to conform to applicable Delaware law, the Delaware Certificate will be substantially similar to the Nevada Articles. See "Differences Between the Charters of Pennaco Nevada and Pennaco Delaware," below.


Certain Consequences of the Reincorporation Merger

     The reincorporation merger will not result in any change in our business, management, assets, liabilities or net worth. We will continue to maintain our principal executive offices in Denver, Colorado. The capitalization, consolidated financial condition and results of operations of Pennaco Delaware immediately after the consummation of the reincorporation merger will be the same as those of Pennaco immediately prior to the consummation of the reincorporation merger. Consummation of the reincorporation merger is subject to stockholder approval. Upon satisfaction of that condition, and the satisfaction or waiver of the other conditions precedent to the reincorporation merger, the reincorporation merger will be consummated as follows:

     Effective Date. The reincorporation merger will take effect at the later of the date on which a certificate of Merger is filed with the Secretary of State of Delaware and Articles of Merger are filed with the Secretary of State of Nevada (the "Effective Date"), which filing is anticipated to be made as soon as practicable after the approval of the merger agreement attached as Annex A by the Stockholders, and fulfillment or waiver of the other conditions to the reincorporation merger. On the effective date, the separate corporate existence of the Company will cease, and stockholders of Pennaco Nevada will become stockholders of Pennaco Delaware governed by Delaware corporate law, the Delaware Certificate and the Delaware Bylaws.

     Management After the Reincorporation Merger. On the effective date, the Board of Directors of Pennaco Delaware will consist of those persons then serving as directors of Pennaco Nevada. The directors will continue to hold office as directors of Pennaco Delaware for the same term for which they would otherwise serve as directors of Pennaco Nevada. The individuals serving as executive officers of Pennaco Nevada will serve as executive officers of Pennaco Delaware.

     Warrants; Stock Option Plans; Stock Option Agreement. The Company has warrants outstanding to purchase 90,000 shares of Pennaco Nevada Common Stock. Each warrant outstanding immediately prior to the reincorporation merger will become entitled to purchase the same number of shares of Pennaco Delaware Common Stock upon the same terms and conditions as in effect immediately prior to the effective date. Our stock option plan will not be changed in any material respect by the reincorporation merger. Each option to purchase shares of Pennaco Nevada Common Stock outstanding immediately prior to the reincorporation merger pursuant to the Stock Option Plan will become entitled to purchase the same number of shares of the Pennaco Delaware Common Stock upon the same terms and conditions as in effect immediately prior to the effective date. Pennaco Nevada currently has an effective registration statement under the Securities Act under which shares of Pennaco Nevada Common Stock are issuable upon the exercise of the stock options. Pennaco Nevada also has an effective registration statement under the Securities Act under which certain shares of Pennaco Nevada Common Stock purchased in several private placements may be resold. We intend to file amendments to these registration statements to continue the registration of these shares.

     Indebtedness of the Company. All indebtedness of Pennaco Nevada outstanding on the effective date will be assumed by Pennaco Delaware in connection with the reincorporation merger. No indebtedness of Pennaco Nevada will be accelerated as a result of the proposed transaction.

     Amendment, Deferral or Termination of the Merger Agreement. The merger agreement provides that the Boards of Directors of Pennaco Nevada and Pennaco Delaware may amend the merger agreement prior to or after approval of the reincorporation merger by the stockholders but not later than the effective date. However, no amendment may be made that is not approved by the stockholders if such approval is required by applicable law. The merger agreement also provides that the Board of Directors may terminate and abandon the reincorporation merger or defer its consummation for a reasonable period, notwithstanding stockholder approval, if in the opinion of the Board of Directors, the action would be in the best interests of Pennaco.

Material Federal Income Tax Consequences

     The following is a discussion of the material federal income tax consequences that are expected to result to the holders of Pennaco common stock who receive Pennaco Delaware common stock in exchange for their shares of Pennaco common stock pursuant to the reincorporation merger. This discussion does not intend to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances and, in particular, does not address tax considerations that may affect the treatment of certain special status taxpayers such as stockholders who are dealers in securities, who acquired their Pennaco common stock through stock option or stock purchase programs or other employee plans and foreign taxpayers. In addition, no information is provided in this discussion with respect to tax considerations under any applicable foreign, state or local laws. This discussion is based upon current law. Future legislative, judicial or administrative changes or interpretations could alter or modify the following statements and conclusions, and any of these changes or interpretations could be retroactive and could affect the tax consequences to stockholders.

     No ruling from the IRS or an opinion of counsel concerning the federal income tax consequences of the reincorporation merger has been or will be requested. The consequences described in this discussion are not binding on the IRS or the courts and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Stockholders are urged to consult their own tax advice advisors to determine their particular United States federal, state, local or foreign income or other tax consequences of approval of the reincorporation merger.

     The reincorporation merger is intended to qualify as a reorganization under
Section 368(a)(1)(F) of the Internal Revenue Code. Accordingly, stockholders will not recognize gain or loss with respect to the receipt of Pennaco Delaware common stock in exchange for Pennaco common stock pursuant to the reincorporation merger. Each stockholder will have an aggregate tax basis in the Pennaco Delaware common stock received equal to his aggregate tax basis in the Pennaco common stock surrendered pursuant to the reincorporation merger.
The holding period of the Pennaco Delaware common stock received by a stockholder as a result of the reincorporation merger will include the holding period of the Pennaco common stock surrendered in exchange therefor, provided that the Pennaco common stock was held as a capital asset by the stockholder.

     A stockholder who exercises dissenters rights with respect to his Pennaco common stock and receives payment for those shares in cash ordinarily will recognize capital gain or loss on the disposition of the Pennaco common stock measured by the difference between the amount of cash received for the dissenting shares and the stockholder's tax basis in the dissenting shares.
That capital gain or loss will be long-term or short-term depending on the stockholder's holding period for the shares. However, different tax consequences, including treatment of the payment as ordinary income and the equivalent of a dividend distribution, could apply depending on the stockholder's particular circumstances, including whether he is deemed under any applicable attribution rules to own Pennaco common stock held by related parties. Accordingly, stockholders should consult their own tax advisors as to the income tax consequences of exercising dissenters rights under their particular circumstances.

Differences Between the Charters of Pennaco Nevada and Pennaco Delaware

     Except for changes conforming to applicable Delaware law, the provisions of the Delaware Certificate and the Delaware Bylaws will be substantially similar to the provisions of the Nevada Articles and the Nevada Bylaws. The indemnification provisions of the Nevada Articles have been changed in the Delaware Certificate to allow Pennaco Delaware to indemnify its officers and directors to the fullest extent permitted by the Delaware GCL. A copy of the Certificate of Incorporation is attached hereto as Annex B.

Material Differences Between the Corporation Laws of Delaware and Nevada

     In many respects, Nevada corporate law is substantially similar to Delaware corporate law. Although it is impractical to note all of the differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of our management, are summarized below. The summary is not intended to be complete and reference should made to the Delaware GCL and the Nevada GCL.

     Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions permitting a corporation to indemnify its officers, directors, employees and agents, except that Nevada permits broader indemnification in connection with stockholder derivative lawsuits.

     The Delaware GCL and Nevada GCL both provide that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. The Delaware GCL and Nevada GCL also provide that the right to indemnification provided by the respective statutory provisions are not exclusive of other rights under other agreements to indemnification or advancement of expenses, provided that applicable standards of the statutes are met.

     The Nevada Articles provide that Pennaco Nevada must indemnify the directors and officers of Pennaco Nevada to the extent permitted under Nevada GCL. Thus, upon satisfaction of the applicable standard, Pennaco Nevada has no discretion to decide whether or not to indemnify a director or officer. In addition, the Nevada Articles provide that expenses must be advanced upon receipt of an undertaking in appropriate circumstance and, similarly, upon receiving an appropriate undertaking, Pennaco has no discretion to decide whether or not to advance expenses. The indemnification provisions of the Nevada Articles have been changed in the Delaware Certificate to allow Pennaco Delaware to indemnify its officers and directors to the extent permitted by Delaware corporate law.

     Limitation on Personal Liability of Directors and Officers. Delaware corporations are permitted to adopt provisions in their Certificate of Incorporation that eliminate the liability of a director to a corporation and its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Nevada GCL has a similar provision. However, the Nevada provision applies to both directors and officers and, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not. Thus, the Nevada provision permits a corporation to limit the personal liability of directors and officers arising from a breach of the duty of loyalty, except where such a breach would also be a breach of a standard for which liability may not be limited.

     The Delaware Certificate, like the Nevada Articles, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate, the Nevada Articles also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recission based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

     Dividends. The Company is prohibited from paying dividends under the Company's credit agreement with US Bank, and neither Pennaco Nevada nor Pennaco Delaware currently intends to pay dividends or make any other distributions on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada GCL with respect to amounts available for dividends or other distributions could affect future dividends or other distributions, if any are declared. Under Delaware corporate law, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware corporate law provides, with limited exceptions, that a corporation may redeem or repurchase its shares only out of surplus. The Nevada GCL provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

     Restrictions on Business Combinations/Corporation Control. Both the Delaware GCL and the Nevada GCL contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. On the effective date, Pennaco Delaware will be subject to the provisions of
Section 203 of the Delaware corporate law. In general, Section 203 provides that a Delaware corporation may not for a period of three years after a person becomes an "interested stockholder" (defined generally as a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of a corporation's outstanding voting stock) engage in any of a broad range of business combinations with a person of affiliate or associate of such person who is such "interested stockholder" unless: (a) the transaction resulting in a person's becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder, (b) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder or (c) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66-2/3% of the corporation's outstanding voting stock at an annual or special meeting of stockholders, excluding shares owned by the interested stockholder. "Business combination" as defined in Section 203, may include the issuance by a corporation of its capital stock. Pennaco has no current intention of effecting any transaction that would be subject to Section 203.

     Under the provisions of the Nevada GCL, except under certain circumstances, business combinations with interested stockholders are not permitted for a period of three years following the date the stockholder became an interested stockholder and thereafter only if certain conditions are met. Restrictions also apply with respect to business combinations after the three-year period. The Nevada GCL defines an interested stockholder, generally, as a person who owns 10% or more of the outstanding shares of the corporation's voting stock.

     Additionally, the Nevada GCL law provides that if a corporation has more than 100 stockholders of record in Nevada, which Pennaco currently does not, the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person" is generally disallowed unless voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the voting shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest." "Controlling interest" is defined in terms of threshold levels of voting share ownership, which thresholds, whenever each may be crossed, trigger applications of the voting bar with respect to the shares newly acquired.

     Nevada corporate law, unlike Delaware corporate law, also expressly permits directors to consider interests other than those of the stockholders of the corporation, including the interests of employees, suppliers, creditors, customers, the national and state economies, and the interests of the community to resist a change or potential change in control of the corporation.

Conversion of Securities in the Reincorporation Merger

     Each share of common stock outstanding immediately prior to the reincorporation merger will be converted, pursuant to the merger agreement and without any action by the holder thereof, into the right to receive one share of common stock. The relative powers, designations, preferences, rights and qualifications of the common stock, as in effect immediately prior to the reincorporation merger, will be substantially equivalent in all material respects to the common stock so converted.

Exchange of Stock Certificates

     If the reincorporation merger is consummated, it will not be necessary for holders of common stock of Pennaco Nevada to exchange their existing stock certificates for stock certificates of Pennaco Delaware. The Company's present common stock certificates will automatically represent the same number of shares of common stock of Pennaco Delaware.

     After the merger, new certificates representing shares of Pennaco Delaware common stock will be issued as presently outstanding shares of common stock are presented for transfer. New certificates for Pennaco Delaware will also be issued upon the written request of any stockholder addressed to the Company's transfer agent.

Conditions to Consummation of the Reincorporation Merger

     Consummation of the reincorporation merger is subject to stockholder approval and receipt of all material orders, consents or approvals, governmental or otherwise, that may be required or advisable. Pennaco Nevada and Pennaco Delaware believe that no material federal or state regulatory approvals are necessary other than registrations in connection with securities laws. Consummation is also conditioned upon the right to dissent being asserted with respect to no more than 1% of the common stock. The merger agreement provides that Pennaco Nevada and Pennaco Delaware may, in their discretion, waive any conditions without further stockholder approval.


                                 REQUIRED VOTE


     In order to be adopted, this proposal must receive the affirmative vote of holders of a majority of the shares of stock eligible to vote at the annual meeting. If a majority of the shares of stock eligible to vote at the annual meeting vote in favor of the reincorporation proposal, then the reincorporation merger and the amendments to the Articles of Incorporation will be approved that are necessary to conform to Delaware law.


            The Board of Directors Recommends a Vote for Proposal 2
            -------------------------------------------------------

                                  PROPOSAL 3
       APPROVAL OF AMENDMENT TO THE 1998 STOCK OPTION AND INCENTIVE PLAN

     We use stock options as an important part of the overall compensation structure for our employees. As explained in "Report of the Compensation Committee" above, the Board of Directors and the Compensation Committee believe that it is desirable to use equity-based incentives to retain, motivate and attract quality personnel. We currently have 269,272 shares of common stock available for issuance under the Stock Option Plan. The Board of Directors believes that the remaining shares available under the Stock Option Plan are insufficient to fully serve our long-term compensation requirements in the year 2000 and beyond. Accordingly, the Board of Directors has voted, subject to stockholder approval, to amend the Stock Option Plan to permit the grant of options to purchase up to 1,000,000 additional shares of common stock. On March 17, 2000, outstanding and unexercised options equaled 16.1% of total outstanding shares of common stock on an as-converted basis. Pursuant to the proposed amendment, the sum of options outstanding and those available for future grant under the Amended Option Plan will equal approximately 20.5% of the total outstanding shares of Common Stock on an as-converted basis. Excluding options granted to a former director, outstanding and unexercised options equaled 14.6% of the total outstanding shares of common stock, and the sum of options outstanding and those available for future grant under the Amended Option Plan will equal 19.2% of the total outstanding shares of Common Stock, both on an as-converted basis.

Summary of the Plan

     On March 24, 1998, our Board of Directors adopted the 1998 Stock Option and Incentive Plan which was subsequently approved by our stockholders. Our stockholders approved an amendment to the plan on June 29, 1998. The plan is intended to provide incentive to key employees and directors. The goals of the plan are to:

     1. encourage proprietary interest in Pennaco by aligning our employee's goals with those of our stockholders;

     2.   encourage our key employees to remain in our employ; and

     3.   attract new employees with outstanding qualifications.

     The plan is administered by the Compensation Committee of our Board of Directors, which is constituted to permit the plan to comply with Rule 16b-3 of the Securities Exchange Act of 1934. The Board of Directors, or Compensation Committee, at its discretion, can select the eligible employees and consultants to be granted awards, determine the number of shares to be applicable to such award, and designate any options as incentive stock options or nonstatutory stock options, except that no incentive stock option may be granted to a non-employee director or a non-employee consultant. The stock subject to awards granted under the plan are shares of our authorized but unissued or reacquired common stock. The aggregate number of shares which may be issued as awards or upon exercise of awards under the plan is 4,500,000 shares. As of March 17, 2000, stock options to purchase 4,230,728 shares have been granted to both current and former key employees and directors for exercise prices ranging from $1.25 to $11.13 per share pursuant to the vesting schedules of the respective agreements. As of March 17, 2000, 565,846 of these options have been exercised. Unexercised options in the amount of 1,188,882 are vested as of March 17, 2000, while 2,476,000 of the options either vest over the next four years or are tied to certain benchmarks being achieved with regards to the drilling of wells. The shares that may be issued pursuant to the exercise of an option awarded by the plan have been registered under the Securities Act of 1933.

                                 REQUIRED VOTE

     In order to be adopted, this proposal must receive the affirmative vote of holders of a majority of the shares of stock eligible to vote at the Annual Meeting.


            The Board of Directors Recommends a Vote for Proposal 3
            -------------------------------------------------------

                                  PROPOSAL 4
                     RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP, which served as independent auditors during fiscal 1999, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's financial statements for the year ending December 31, 2000. The Company expects representatives of that firm to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if they so desire. This selection is being submitted for ratification at the meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for such ratification. If not ratified, the Board will reconsider the selection upon recommendation of the Audit Committee, although the Board of Directors will not be required to select different independent auditors for the Company.

                                 REQUIRED VOTE

     In order to be ratified, this proposal must receive the affirmative vote of holders of a majority of the shares of stock eligible to vote at the Annual Meeting.

              The Board of Directors recommends that stockholders
              ---------------------------------------------------
        vote for ratification of KPMG LLP as our independent auditors.
        -------------------------------------------------------------

                                 OTHER MATTERS

     The Board of Directors is not presently aware of any matters to be presented at the annual meeting other than the election of directors, the reincorporation proposal, the amendment of the Stock Option Plan and the ratification of KPMG LLP as the Company's independent auditors. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals to be presented at the fiscal year 2001 annual meeting of stockholders must be received by Pennaco no later than 120 days before the date of the 2001 annual meeting of stockholders. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the 2001 annual meeting of stockholders. If such timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, we may exercise discretionary voting authority over proxies with respect to such proposal if presented at Pennaco's 2001 annual meeting.

     Under applicable securities laws, stockholder proposals must be received by the Company no later than 120 days prior to April 6, 2001 (the anniversary date of this proxy statement) to be considered for inclusion in Pennaco's proxy statement relating to the 2001 Annual Meeting or, if we change the date of the 2001 annual meeting by more than 30 days from the date of the 2000 annual meeting, then stockholder proposals must be received a reasonable time before we begin to print and mail the proxy statement for the 2001 annual meeting.

     Stockholder proposals must be mailed to Pennaco Energy, Inc., to the attention of the Secretary, 1050 17th Street, Suite 700, Denver, Colorado 80265.

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders containing audited financial statements for fiscal 1999, is being mailed with this Proxy Statement to all stockholders of record.

                              By order of the Board of Directors,



                              Gregory V. Gibson
                              Vice President-Legal and Secretary


Denver, Colorado
April 12, 2000

PAGE>

                                    ANNEX A

                         AGREEMENT AND PLAN OF MERGER
                                      of
                  PENNACO ENERGY, INC., A NEVADA CORPORATION
               and PENNACO ENERGY, INC., A DELAWARE CORPORATION

          THIS IS AN AGREEMENT AND PLAN OF MERGER (this "Agreement") by and between Pennaco Energy, Inc., a Nevada corporation ("Pennaco Nevada"), and Pennaco Energy, Inc., a Delaware corporation ("Pennaco Delaware"). Pennaco Nevada and Pennaco Delaware are hereinafter collectively referred to as the "Constituent Corporations."

                                   RECITALS

          WHEREAS, Pennaco Nevada is a corporation organized and existing under the laws of the State of Nevada, having been incorporated on January 26, 1998, and having authorized capital stock consisting of (i) 10,000,000 shares of common stock, par value $.001 per share ("Pennaco Nevada Common Stock") and (ii) 50,000,000 shares of preferred stock, par value $.001 per share ("Pennaco Nevada Preferred Stock"), 19,086,440 of which shares of Pennaco Nevada Common Stock are issued and outstanding and none of which shares of Pennaco Nevada Preferred Stock are issued and outstanding; and the outstanding shares of Pennaco Nevada Common Stock are entitled to vote on the Merger (as described below); and

          WHEREAS, the Board of Directors of Pennaco Nevada has determined that it is the best interests of Pennaco Nevada and its stockholders to change the corporation's domicile from Nevada to Delaware, and Pennaco Nevada has formed Pennaco Delaware as a wholly-owned subsidiary for the express purpose of effecting the reincorporation of Pennaco Nevada in the State of Delaware; and

          WHEREAS, Pennaco Delaware is a corporation organized and existing under the laws of the State of Delaware, having been incorporated on ___________, 2000, and having authorized capital stock consisting of (i) 50,000,000 shares of common stock, par value $.001 per share (the "Pennaco Delaware Common Stock") and (ii) 10,000,000 shares of preferred stock, par value $.001 per share (the "Pennaco Delaware Preferred Stock"), 1,000 of which shares of Pennaco Delaware Common Stock are issued and outstanding, all of which outstanding shares of Pennaco Delaware Common Stock are owned by Pennaco Nevada, and none of which shares of Pennaco Delaware Preferred Stock are outstanding; and

          WHEREAS, the respective Boards of Directors of the Constituent Corporations have determined that it is in the best interests of such corporations and the stockholders of Pennaco Nevada and the sole shareholder of Pennaco Delaware, respectively, to merge Pennaco Nevada with and into Pennaco Delaware, with Pennaco Delaware to be the surviving corporation (such merger being hereinafter referred to as the "Merger"), and each of such Boards of Directors have authorized, approved and adopted this Agreement and has directed that it be submitted to the stockholders of Pennaco Nevada and the sole shareholder of Pennaco Delaware, respectively, for approval.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I:    THE MERGER

          Section 1.1.  The Merger and Surviving Corporation.  At the Effective
                        ------------------------------------
     Time of the Merger (as hereinafter defined), Pennaco Nevada shall be merged with and into Pennaco Delaware, the separate existence of Pennaco Nevada shall cease and Pennaco Delaware (hereinafter sometimes referred to as the "Surviving Corporation") shall be the surviving corporation of the Merger and shall continue to exist by virtue of, and shall be governed by, the laws of the State of Delaware. The name of the Surviving Corporation shall be "Pennaco Energy, Inc." as provided in the Amendment to the Articles of Incorporation of the Surviving Corporation set forth in Section 3.1 below.

          Section 1.2.  Effective Time of the Merger.  The Merger shall be
                        ----------------------------
     effective upon the later of the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada (the "Effective Time").

          Section 1.3.  Effect of Merger.   At the Effective Time, Pennaco
                        ----------------
     Nevada shall merge with and into Pennaco Delaware, and the separate existence of Pennaco Nevada shall cease. Without limiting any provisions of applicable law of the State of Delaware or the State of Nevada, at the Effective Time: (i) the Surviving Corporation shall succeed, without other transfer, to all the assets, rights, powers and property of the Constituent Corporations, and title to all real estate and other property owned by each of the Constituent Corporations shall be vested in the Surviving Corporation without reversion or impairment; (ii) the Surviving Corporation shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Constituent Corporations as if it had incurred them itself; (iii) any proceeding pending against either of the Constituent Corporations may be continued as if the Merger did not occur or the Surviving Corporation may be substituted in the proceeding for Pennaco Nevada; (iv) the Surviving Corporation shall be subject to all actions previously taken by the Boards of Directors of the Constituent Corporations, and shall assume all obligations of Pennaco Nevada relating to the indemnification of its officers and directors; (v) the Surviving Corporation shall assume, without any further action, all employee benefit plans of Pennaco Nevada, including, but not limited to, all stock option, stock purchase, stock repurchase, deferred compensation, welfare and savings plans, as well all employment and severance agreements, subject, in each case, to the terms and conditions of such plans and agreements. and
     (vi) the shares of Pennaco Nevada Common Stock that are to be converted into shares of common stock, par value $.001 per share, of the Surviving Corporation ("Surviving Corporation Common Stock") shall be so converted.

                       SECTION II:  CONVERSION OF STOCK

          Section 2.1.  Conversion Shares of Pennaco Nevada Common Stock.   At
                        ------------------------------------------------
     the Effective Time, by virtue of the Merger and without any action by the parties hereto or any other person, (i) each share of Pennaco Nevada Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one fully paid and nonassessable share of Surviving Corporation Common Stock and (ii) each option or right to purchase a share of Pennaco Nevada Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one option or right, as the case may be, to purchase a share of Surviving Corporation Common Stock, upon the same terms and subject to the same conditions.

          Section 2.2.   Cancellation of  Pennaco Delaware Common Stock.  At the
                         ----------------------------------------------
     Effective Time of   the Merger, each share of Pennaco Delaware Common Stock
     issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Pennaco Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

          Section 2.3.  Exchange of Share Certificates.   (a) After the
                        ------------------------------
     Effective Time, the holder of an outstanding certificate representing shares of Pennaco Nevada Common Stock may, at such stockholder's option, surrender the same for cancellation to the Surviving Corporation and such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Surviving Corporation Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Pennaco Nevada Common Stock shall be deemed for all purposes to represent the number of shares of Surviving Corporation Common Stock into which such shares of Pennaco Nevada Common Stock were converted in the Merger.

          (b) The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

           ARTICLE III:  CHARTER DOCUMENTS;  DIRECTORS AND OFFICERS

          Section 3.1.  Articles of Incorporation.  The Articles of
                        -------------------------
     Incorporation of Pennaco Delaware shall be the Articles of Incorporation of the Surviving Corporation.

          Section 3.2.  Bylaws.  The Bylaws of Pennaco Delaware as in effect at
                        ------
     the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended as provided in said Bylaws.

          Section 3.3.  Directors.  The persons who are serving as the directors
                        ---------
     of Pennaco Nevada as of the Effective Time shall be the directors of the Surviving Corporation until changed in accordance with the Bylaws of the Surviving Corporation and applicable law. Directors of the Surviving Corporation shall serve on the committees on which they served as directors of Pennaco Nevada. The persons who are serving as the directors of Pennaco Delaware as of the Effective Time shall hold no such position with the Surviving Corporation, except insofar as such directors hold such position with Pennaco Nevada.

          Section 3.4.   Officers.  The persons who are serving as the directors
                         --------
     of Pennaco Delaware as of   the Effective Time shall be the directors of
     the Surviving Corporation until changed in accordance with the Bylaws of
     the Surviving Corporation and applicable law.   The persons who are serving
     as the officers of Pennaco Nevada as of the Effective Time shall hold no such office with the Surviving Corporation, except insofar as such officers hold such office with Pennaco Delaware.

                      ARTICLE IV:   CONDITIONS TO CLOSING

          Section 4.1  Conditions to Closing. The respective obligations of the
                       ---------------------
Constituent Corporation to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

          (a) This Agreement and the Merger shall have been authorized and approved by a majority of the stockholders of Pennaco Nevada entitled to vote and present, in person or by proxy, at the Annual Meeting of Stockholders of Pennaco Nevada to be held expressly for such purpose, and by Pennaco Nevada, the sole stockholder of Pennaco Delaware, in accordance with the relevant provisions of the Nevada General Corporation Law (the "NGCL"), the Certificate of Incorporation of Pennaco Nevada, the Bylaws of Pennaco Nevada, the Delaware General Corporation Law, the Articles of Incorporation of Pennaco Delaware and the Bylaws of Pennaco Delaware, as applicable. After the such approval and adoption of this Agreement, and the satisfaction of the other conditions set forth herein, all required documents shall be executed, verified, filed, and recorded and all required acts shall be done under the provisions of the applicable statutes of the States of Delaware and Nevada in order to accomplish the Merger;

          (b) As of the Effective Time, no action, suit or proceeding shall have been instituted or, to the knowledge of the Constituent Corporations, be pending or threatened before any court or other governmental body by any public agency or governmental authority seeking to restrain, enjoin or prohibit the consummation of the transactions contemplated hereby or to seek damages or other relief in connection therewith against any officer or director of either of the Constituent Corporations.

                    ARTICLE V:    AMENDMENT AND TERMINATION

          Section 5.1.  Amendment.  This Agreement may be supplemented or
                        ---------
     amended in any manner at any time and from time to time prior to the Effective Time by the mutual consent of Pennaco Nevada and Pennaco Delaware without any action by the stockholders of Pennaco Nevada or the sole shareholder of Pennaco Delaware; provided, that any amendment, modification or supplement to this Agreement after its approval by the stockholders of Pennaco Nevada but prior to the Effective Time shall require the approval of the stockholders of Pennaco Nevada unless the amendment, modification or supplement to this Agreement (i) does not alter (a) the amount or kind of shares to be received thereunder in exchange for shares of Pennaco Nevada Common Stock, or (b) any term of the Articles of Incorporation of the Surviving Corporation as provided for in this Agreement, and (ii) does not alter any of the terms and conditions of this Agreement in a manner that would adversely affect the holders of Pennaco Nevada Common Stock.

          Section 5.2.   Termination. This Agreement may be terminated and the
                         -----------
Merger abandoned at any time prior to the Effective Time by action taken by the Board of Directors of either Constituent Corporation for any reason whatsoever, notwithstanding the approval of this Agreement and the Merger by the stockholders of Pennaco Nevada or the sole shareholder of Pennaco Delaware, or by both.

                       ARTICLE VI:   FURTHER ASSURANCES

          Section 6.1.  Further Assurances.  If at any time the Surviving
                        ------------------
     Corporation shall consider or be advised that any further assignments or assurances or any other things are necessary or desirable to vest in the Surviving Corporation, in accordance with the terms of this Agreement, the title of any property or rights of Pennaco Nevada, or otherwise to carry out this Agreement or the Merger, the last acting officers and directors of Pennaco Nevada or the corresponding officers and directors of the Surviving Corporation shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, or otherwise to carry out this Agreement or the Merger.

                            ARTICLE VII:   GENERAL

          Section 7.1.   Registered Office.  The address of the registered
                         -----------------
office of the Surviving Corporation of the Merger in the State of Delaware shall be 1209 Orange Street, Wilmington, Delaware 19801, and The Corporation Trust Company shall be the registered agent of the Surviving Corporation at such address.

          Section 7.2.   Governing Law.  This Agreement shall in all respects be
                         -------------
construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the NGCL.

          Section 7.3.  Counterparts.  This Agreement may be executed in two or
                        ------------
     more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed by their respective officers whose signatures are set forth below, all as of the _____ day of _____________, 2000.


ATTEST:                                PENNACO ENERGY, INC.
                                       a Nevada corporation



By:________________________________    By:________________________________
    Glen C. Warren, Jr.                    Paul M. Rady
    Chief Financial Officer,               Chairman of the Board, President and
      Executive Vice President               Chief Executive Officer


ATTEST:                                PENNACO ENERGY, INC.
                                       a Delaware corporation



By:________________________________    By:________________________________
    Glen C. Warren, Jr.                    Paul M. Rady
    Chief Financial Officer,               Chairman of the Board, President and
      Executive Vice President               Chief Executive Officer

                                    ANNEX B



                        CERTIFICATE  OF  INCORPORATION
                                      of
                             PENNACO ENERGY, INC.


          The undersigned person, acting as sole incorporator of the corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this Certificate of Incorporation ("Certificate of Incorporation") for such corporation, declaring and certifying that this is my act and deed and that the facts herein stated are true:


                                   ARTICLE I
                                     NAME

          The name of the corporation is Pennaco Energy, Inc. (hereinafter, the "Corporation").


                                  ARTICLE II
                               REGISTERED OFFICE

          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE III
                                   PURPOSES

          The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV
                                 CAPITAL STOCK

          Section 1.  Authorized Shares.  The total number of shares of stock
                      -----------------
which the Corporation shall have authority to issue is Sixty Million (60,000,000) shares consisting of Fifty Million (50,000,000) shares of common stock, par value $.001 per share, and Ten Million (10,000,000) shares of preferred stock, par value $.001 per share.

          Section 2.  Voting Rights of Stockholders.  Each holder of the Common
                      -----------------------------
Stock shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.

          Section 3.  Consideration for Shares.  The Common Stock shall be
                      ------------------------
issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the directors as to the value of any property for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Certificate of Incorporation shall not be amended in this particular.

          Section 4.  Pre-emptive Rights.  Except as may otherwise be provided
                      ------------------
by the Board of Directors, no holder of any shares of the stock of the Corporation shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase, or otherwise acquire such shares.

          Section 5.  Stock Rights and Options.  The Corporation shall have the
                      ------------------------
power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.

          Section 6.  Preferred Stock.  The Corporation shall have authority to
          ----------  ---------------
issue a total of ten million (10,000,000) shares of Preferred Stock. The Preferred Stock may be issued from time to time as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or differ from those of any other series. The Board of Directors of the Corporation or a duly authorized committee thereof is hereby expressly granted authority, subject to the provisions of this Article IV, to fix by resolution from time to time before issuance thereof the number of shares in each series of such class and all designations, preferences, relative participating, optional or other special rights and qualifications, limitations and restrictions of the shares in each such series, including, but without limiting the generality of the foregoing, the following:

          (a) the designation of the series and the number of shares to constitute such series (which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors);

          (b) the dividend rate (or method of determining such rate), any conditions on which and times at which dividends are payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock including the Preferred Stock, and whether such dividends shall be cumulative or noncumulative;

          (c) whether the series will be redeemable (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property or rights, including securities of the company or another corporation;

          (d) the terms and amount of any sinking, retirement or purchase fund;

          (e) the conversion or exchange rights (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments and other terms of conversion or exchange;

          (f) the voting rights, if any (other than any voting rights that the Preferred Stock may have as a matter of law);

          (g) any restrictions on the issue or reissue or sale of additional Preferred Stock;

          (h) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (including preferences over the Common Stock or other class or classes or series of capital stock including the Preferred Stock);

          (i) the preemptive rights, if any, to subscribe to additional issues of stock or securities of the Corporation; and

          (j) such other special rights and privileges, if any, for the benefit of the holders of the Preferred Stock, as shall not be inconsistent with the provisions of these Certificate of Incorporation, as amended, or applicable law.

          All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be canceled and thereupon restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

          Except as otherwise may be required by law, and except as otherwise may be provided in this Certificate of Incorporation, as amended, or in the resolution of the Board of Directors of the Corporation creating any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share thereof held.

          Except as may be stated and expressed in any resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, (i) any amendment to this Certificate of Incorporation which shall increase or decrease the number of shares of any class or classes of authorized capital stock of the Corporation (but not below the number of shares thereof then outstanding) may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Corporation, and
(ii) no holder of capital stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

                                   ARTICLE V
                                 INCORPORATOR

          The name and mailing address of the incorporator are:

                              Paul M. Rady
                              1050 17/th/ Street., Suite 700
                              Denver, Colorado  80265

                                  ARTICLE VI
                                   DIRECTORS

          The powers of the incorporator shall terminate upon the filing of the Certificate of Incorporation. The name and mailing address of the person who is to serve as the director of the Corporation until the first annual meeting of stockholders or until his successor is elected and qualified are:

               Name                      Address
               Paul M. Rady              1050 17/th/ Street., Suite 700
                                         Denver, Colorado  80265

          For the management of the business and for the conduct of the affairs of the Corporation, and for the future definition, limitation, and regulation of the powers of the Corporation and its directors and stockholders, it is further provided:

          Section 1.  Classification of Board.  The Board of Directors shall be
                      -----------------------
divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. The initial term of office of directors of Class I shall expire at the annual meeting of stockholders in 2000; that of Class II shall expire at the annual meeting in 2001; and that of Class III shall expire at the annual meeting in 2002; and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

          Section 2.  Size of Board.  The members of the governing board of the
                      -------------
Corporation shall be styled directors. The number of directors of the Corporation, their qualifications, manner of election, time and place of meeting, and powers and duties shall be such as are prescribed by this Certificate of Incorporation, by statute and in the Bylaws of the Corporation.

          Section 3.  Powers of Board of Directors.  In furtherance and not in
                      ----------------------------
limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

          (a) To make, alter, amend, and repeal the Bylaws subject to the power of the stockholders to alter or repeal the Bylaws made by the Board of Directors.

          (b) Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to stockholder inspection. No stockholder shall have any right to inspect any of the accounts, books or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the stockholders of the Corporation.

          (c) To issue stock of the Corporation for money, property, services rendered, labor performed, cash advanced, acquisitions for other corporations or for any other assets of value in accordance with the action of the Board of Directors without vote or consent of the stockholders and the judgment of the Board of Directors as to value received and in return therefore shall be conclusive and said stock, when issued, shall be fully-paid and non-assessable.

          (d) To authorize and issue, without stockholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board of Directors, in its sole discretion, may determine, and to pledge or mortgage, as security therefore, any real or personal property of the Corporation, including after-acquired property.

          (e) To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the stockholders, and to direct and determine other use and disposition of any such earned surplus.

          (f) To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purpose.

          (g) To establish bonus, profit-sharing, stock option, or other types of incentive compensation plans for the employees, including officers and directors, of the Corporation, and to fix the amount of profits to be shared or distributed, and to determine the persons to participate in any such plans an the amount of their respective participations.

          (h) To designate, by resolution or resolutions passed by a majority of the whole Board of Directors, one or more committees, which, to the extent permitted by law and authorized by the resolution or the Bylaws, shall have and may exercise the powers of the Board of Directors.

          (i) To provide for the reasonable compensation of its own members by Bylaw, and to fix the terms and conditions upon which such compensation will be paid.

          (j) In addition to the powers and authority herein before, or by statute, expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation, and of the Bylaws of the Corporation.

          Section 4.  Interested Directors.  No contract or transaction between
                      --------------------
this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board of Directors which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that (1) the interest of each such director shall have been disclosed to or known by the Board of Directors and a disinterested majority of the Board of Directors shall have nonetheless ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of Section 144 of the Delaware General Corporation Law are met.

                                  ARTICLE VII
                     NO STOCKHOLDER ACTION WITHOUT MEETING

          No action required or permitted to be taken at any annual meeting or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board or the President of the Corporation or by resolution adopted by the affirmative vote of the Board of Directors.

                                 ARTICLE VIII
               LIMITATION OF LIABILITY OF OFFICERS OR DIRECTORS

          A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.


                                  ARTICLE IX
                                INDEMNIFICATION

          The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware (including, without limitation, Section 145 thereof), as amended from time to time, indemnify any officer or director whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other losses of any nature. The indemnification provided in this Article X shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity, while holding such office, and shall continue as to a person who has ceased to be a officer or director and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                   ARTICLE X
                       PLACE OF MEETING; CORPORATE BOOKS

          Subject to the laws of the State of Delaware, the stockholders and the directors shall have power to hold their meetings, and the directors shall have power to have an office or offices and to maintain the books of the Corporation outside the State of Delaware, at such place or places as may from time to time be designated in the Bylaws or by appropriate resolution.

                                   ARTICLE XI
                  AMENDMENT OF CERTIFICATION OF INCORPORATION

          Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article XII, or Articles IV, VIII, IX and
XIII. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.


                                  ARTICLE XII
                              AMENDMENT OF BYLAWS

          The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation, provided, however, that any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal Bylaws of the Corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of this Corporation required by this Certificate of Incorporation the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the Bylaws of the Corporation.

          I, THE UNDERSIGNED, hereunto set my hand this ____ day of ____________, 2000.



                                    ___________________________________
                                    Paul M. Rady

                                    ANNEX C



                                  B Y L A W S


                                      OF


                             PENNACO ENERGY, INC.

                                   I N D E X

Page

ARTICLE I          OFFICES
     Section 1.1   Principal Office........................................  1
     Section 1.2   Registered Office.......................................  1
     Section 1.3   Other Offices...........................................  1


ARTICLE II         STOCKHOLDERS' MEETINGS
     Section 2.1   Annual Meeting..........................................  1
     Section 2.2   Special Meetings........................................  2
     Section 2.3   Notice of Meetings and Adjourned Meetings...............  2
     Section 2.4   Voting Lists............................................  2
     Section 2.5   Quorum..................................................  3
     Section 2.6   Organization............................................  3
     Section 2.7   Voting..................................................  3
     Section 2.8   Stockholders Entitled to Vote...........................  4
     Section 2.9   Order of Business.......................................  4
     Section 2.10  Authorization of Proxies................................  5
     Section 2.11  Inspection of Voting Procedures.........................  5


ARTICLE III        DIRECTORS
     Section 3.1   Management..............................................  6
     Section 3.2   Number and Term.........................................  6
     Section 3.3   Quorum and Manner of Action.............................  7
     Section 3.4   Vacancies...............................................  7
     Section 3.5   Resignations............................................  7
     Section 3.6   Removals................................................  8
     Section 3.7   Annual Meetings.........................................  8
     Section 3.8   Regular Meetings........................................  8
     Section 3.9   Special Meetings........................................  8
     Section 3.10  Organization of Meeting.................................  8
     Section 3.11  Place of Meetings.......................................  9
     Section 3.12  Compensation of Directors...............................  9
     Section 3.13  Action by Unanimous Written Consent.....................  9
     Section 3.14  Participation in Meetings by Telephone..................  9


ARTICLE IV         COMMITTEES OF THE BOARD
     Section 4.1   Membership and Authorities.............................. 10
     Section 4.2   Minutes................................................. 10
     Section 4.3   Vacancies............................................... 10
     Section 4.4   Telephone Meetings...................................... 10
     Section 4.5   Action Without Meeting.................................. 11


ARTICLE V          OFFICERS
     Section 5.1   Number and Title........................................ 11
     Section 5.2   Term of Office; Vacancies............................... 11
     Section 5.3   Removal of Elected Officers............................. 11
     Section 5.4   Resignations............................................ 11

     Section 5.5   The Chairman of the Board............................... 12
     Section 5.6   President............................................... 12
     Section 5.7   Vice Presidents......................................... 12
     Section 5.8   Secretary............................................... 12
     Section 5.9   Assistant Secretaries................................... 13
     Section 5.10  Chief Financial Officer or Treasurer.................... 13
     Section 5.11  Assistant Treasurers.................................... 13
     Section 5.12  Subordinate Officers.................................... 14
     Section 5.13  Salaries and Compensation............................... 14


ARTICLE VI         INDEMNIFICATION OF DIRECTORS AND OFFICERS............... 14


ARTICLE VII        CAPITAL STOCK

     Section 7.1   Certificates of Stock................................... 15
     Section 7.2   Lost Certificates....................................... 16
     Section 7.3   Fixing Date for Determination of Stockholders of Record
                   for Certain Purposes.................................... 16
     Section 7.4   Dividends............................................... 17
     Section 7.5   Registered Stockholders................................. 17
     Section 7.6   Transfer of Stock....................................... 17


ARTICLE VIII       MISCELLANEOUS PROVISIONS
     Section 8.1   Corporate Seal.......................................... 18
     Section 8.2   Fiscal Year............................................. 18
     Section 8.3   Checks, Drafts, Notes................................... 18
     Section 8.4   Notice and Waiver of Notice............................. 18
     Section 8.5   Examination of Books and Records........................ 19
     Section 8.6   Voting Upon Shares Held by the Corporation.............. 19


ARTICLE IX         AMENDMENTS
     Section 9.1   Amendment............................................... 19

                             PENNACO ENERGY, INC.

                               B  Y  L  A  W  S

                                   ARTICLE I

                                    Offices


        Section 1.1 Principal Office. The principal office of the Corporation shall be in Denver, Colorado.

        Section 1.2 Registered Office. The registered office of the Corporation required to be maintained in the State of Delaware by the General Corporation Laws of the State of Delaware, may be, but need not be, identical with the Corporation's principal office, and the address of the registered office may be changed from time to time by the Board of Directors.

        Section 1.3 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                            Stockholders' Meetings

        Section 2.1 Annual Meeting. The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law and the Corporation's Certificate of Incorporation for the purpose of electing directors and transacting such other proper business as may come before it shall be held in each year, at such time, on such day and at such place, within or without the State of Delaware, as may be designated by the Board of Directors.

        Section 2.2 Special Meetings. In addition to such special meetings as are provided by law or the Corporation's Certificate of Incorporation, special meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the Board of Directors and may be held on such day, at such time and at such place, within or without the State of Delaware, as shall be designated by the Board of Directors.

        Section 2.3 Notice of Meetings and Adjourned Meetings. Except as otherwise provided by law, written notice of any meeting of Stockholders (i) shall be given either by personal delivery or by mail to each Stockholder of record entitled to vote thereat, (ii) shall be in such form as is approved by the Board of Directors, and (iii) shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a Stockholder shall constitute a waiver of notice of such meeting. Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

        Section  2.4  Voting Lists.    The officer or agent having charge of the
stock transfer books for shares of the Corporation shall keep a complete list of Stockholders entitled to vote at meetings or any adjournments thereof, arranged in alphabetical order, in accordance with applicable law and shall make same available prior to and during each Stockholders' meeting for inspection by the Corporation's Stockholders as required by law. The Corporation's original stock transfer books shall be prima facie evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at any meeting of Stockholders.

        Section 2.5 Quorum. Except as otherwise provided by law or by the Corporation's Certificate of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

        Section 2.6 Organization. Meetings of the Stockholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the President or by any Vice President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the Stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Stockholders.

        Section 2.7 Voting. Each Stockholder of record, as determined pursuant to Section 2.8, who is entitled to vote in accordance with the terms of the Corporation's Certificate of Incorporation and in accordance with the provisions of these Bylaws, shall be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation. Every Stockholder entitled to vote at any Stockholders' meeting may authorize another person or persons to act for him by proxy pursuant to Section 2.11(c), provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.
A Stockholder's attendance at any meeting shall not have the effect of revoking a previously granted proxy unless such Stockholder shall in writing so notify
the Secretary of the meeting prior to the voting of the proxy.   Unless
otherwise provided by law, no vote on the election of directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the Stockholder or proxy voting. Except as otherwise provided by law, by the Corporation's Certificate of Incorporation or these Bylaws, all elections of directors and all other matters before the Stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question. In the election of directors, votes may not be cumulated.

        Section 2.8 Stockholders Entitled to Vote. The Board of Directors may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of Stockholders, as a record date for the determination of the Stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, and such Stockholders and only such Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, notwithstanding any transfer of any stock on the books of the Corporation after such record date fixed as aforesaid.

        Section 2.9 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting.

        Section 2.10 Authorization of Proxies. Without limiting the manner in which a Stockholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority. A Stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the Stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by electronic or facsimile signature. A Stockholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

        Section 2.11  Inspectors and Voting Procedures.

        (a) The Corporation shall, in advance of any meeting of Stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

        (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and
(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

        (c) The date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a Stockholder shall determine otherwise.

        (d) In determining the validity and counting of proxies and ballots, the inspectors may examine and consider such records or factors as allowed by the General Corporation Laws of the State of Delaware.


                                  ARTICLE III

                                   Directors


        Section 3.1 Management. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all powers of the Corporation and do all lawful acts and things as are not by law, by the Corporation's Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the Stockholders.

        Section 3.2 Number and Term. The number of directors may be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors, but shall consist of not less than one (1) member who shall be elected in accordance with the Certificate of Incorporation, except as provided in Section 3.4. Directors need not be Stockholders. No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director.

        Section 3.3 Quorum and Manner of Action. At all meetings of the Board of Directors a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Corporation's Certificate of Incorporation or these Bylaws. When the Board of Directors consists of one director, the one director shall constitute a majority and a quorum. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section  3.4  Vacancies.   Except as otherwise provided by law or the
Corporation's Certificate of Incorporation, in the case of any increase in the authorized number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies may be filled by majority vote of the directors remaining on the whole Board of Directors although less than a quorum, or by a sole remaining director. In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining director. Any director elected or chosen as provided herein shall serve until the sooner of: (i) the unexpired term of the directorship to which he is appointed; (ii) until his successor is elected and qualified; or (iii) until his earlier resignation or removal.

        Section 3.5 Resignations. A director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

        Section 3.6 Removals. A director may only be removed for cause. Another person may be elected to serve for the remainder of his term by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors. In case any vacancy so created shall not be filled by the Stockholders at such meeting, such vacancy may be filled by the directors as provided in Section 3.4.

        Section 3.7 Annual Meetings. The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Stockholders at the place such meeting of Stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.

        Section 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

        Section 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the President, or by the Secretary on the written request of one-third (1/3) of the members of the whole Board of Directors stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each director not later than two (2) days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice unless so required by the Corporation's Certificate of Incorporation or by these Bylaws. Any and all business may be transacted at a special meeting, unless limited by law, the Corporation's Certificate of Incorporation or by these Bylaws.

        Section 3.10 Organization of Meetings. At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present at any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

        Section 3.11 Place of Meetings. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, outside the State of Delaware, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

        Section 3.12 Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors and to provide for the payment or repayment of fees and expenses incurred by a director in the performance of his duties. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending such committee meetings.

        Section 3.13 Action by Unanimous Written Consent. Unless otherwise restricted by law, the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

        Section 3.14 Participation in Meetings by Telephone. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in such manner shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.


                                  ARTICLE  IV

                            Committees of the Board

        Section 4.1 Membership and Authorities. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one (1) or more Directors to constitute an Executive Committee and such other committees as the Board of Directors may determine, each of which committees to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law, the Corporation's Certificate of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

        Section 4.2 Minutes. Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

        Section 4.3 Vacancies. The Board of Directors may designate one (1) or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

        Section 4.4 Telephone Meetings. Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 4.5 Action Without Meeting. Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.


                                   ARTICLE  V

                                    Officers

        Section 5.1 Number and Title. The elected officers of the Corporation shall be chosen by the Board of Directors and shall consist of a president, one or more vice presidents, a secretary and a chief financial officer or treasurer. The Board of Directors may also choose a Chairman of the Board, who must be a Board member of the Board of Directors, and additional Vice Presidents, Assistant Secretaries and/or Assistant Treasurers. One person may hold any two or more of these offices and any one or more of the Vice Presidents may be designated as an Executive Vice President or Senior Vice President.

        Section 5.2 Term of Office; Vacancies. So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article V, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

        Section 5.3 Removal of Elected Officers. Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

        Section 5.4 Resignations. Any officer may resign at any time upon written notice of resignation to the President, Secretary or Board of Directors of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

        Section 5.5 The Chairman of the Board. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Stockholders and Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

        Section 5.6 President. The President shall be the chief executive officer of the Corporation; shall (in the absence of the Chairman of the Board, if one be elected) preside at meetings of the Stockholders and Board of Directors; shall be ex officio a member of all standing committees; shall have general and active management of business of the corporation; shall implement the general directives, plans and policies formulated by the Board of Directors; and shall further have such duties, responsibilities and authorities as may be
assigned to him by the Board of Directors.    He may sign, with any other proper
officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these Bylaws, to some other officer or agent of the Corporation. In the absence of the President, his duties shall be performed and his authority may be exercised by a Vice President of the Corporation as may have been designated by the President with the right reserved to the Board of Directors to designate or supersede any designation so made.

        Section 5.7 Vice Presidents. The several Vice Presidents shall have such powers and duties as may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Board of Directors and may sign, with any other proper officer, certificates for shares of the Corporation.

        Section 5.8 Secretary. The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as shall designate him to serve. He shall give, or cause to be given, notice of all meetings of the Stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person so affixing such seal.

        Section 5.9 Assistant Secretaries. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the President or the Secretary. The Assistant Secretary or such other person as may be designated by the President shall exercise the powers of the Secretary during that officer's absence or inability to act.

        Section 5.10 Chief Financial Officer or Treasurer. The Chief Financial Officer or Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Chief Financial Officer or Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Chief Financial Officer or Treasurer, or as may be prescribed by the Board of Directors or the President. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

        Section 5.11 Assistant Treasurers. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the President or the Treasurer. The Assistant Treasurer or such other person designated by the President shall exercise the power of the Treasurer during that officer's absence or inability to act.

        Section 5.12 Subordinate Officers. The Board of Directors may (i) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (ii) delegate to any committee or officer the power to appoint any such subordinate officers or agents.

        Section 5.13 Salaries and Compensation. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 5.12.

                                  ARTICLE  VI

                   Indemnification of Directors and Officers

        (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was, at any time prior to or during which this Article VI is in effect, a director, officer, employee or agent of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against reasonable expenses (including attorneys' fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the General Corporation Laws of the State of Delaware, upon such determination having been made as to such person's good faith and conduct.

        (b) Expenses (including attorneys' fees) incurred by a person who is or was a director or officer of the Corporation in appearing at, participating in or defending any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Article VI.

        (c) It is the intention of the Corporation to indemnify the persons referred to in this Article VI to the fullest extent permitted by law and with respect to any action, suit or proceeding arising from events which occur at any time prior to or during which this Article VI is in effect. The indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be or become entitled under any law, the Corporation's Certificate of Incorporation, these Bylaws, agreement, the vote of Stockholders or disinterested directors or otherwise, or under any policy or policies of insurance purchased and maintained by the Corporation on behalf of any such person, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

        (d) The indemnification provided by this Article VI shall be subject to all valid and applicable laws, and, in the event this Article VI or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article VI shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.


                                 ARTICLE  VII

                                 Capital Stock

        Section 7.1 Certificates of Stock. Certificates of stock shall be issued to each Stockholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Certificate of Incorporation and as approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile.
In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

        If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        Section 7.2 Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative. When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

        Section 7.3 Fixing Date for Determination of Stockholders of Record for Certain Purposes. (a) In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such a case, only Stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

        (b) If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 7.4 Dividends. Subject to the provisions of the Corporation's Certificate of Incorporation, if any, and except as otherwise provided by law, the directors may declare dividends upon the capital stock of the

Corporation as and when they deem it to be expedient. Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock. Before declaring any dividend there may be set apart out of the funds of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the directors shall think conducive to the interests of the Corporation and the directors may modify or abolish any such reserve in the manner in which it was created.

        Section 7.5 Registered Stockholders. Except as expressly provided by law, the Corporation's Certificate of Incorporation or these Bylaws, the Corporation shall be entitled to treat registered Stockholders as the only holders and owners in fact of the shares standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, regardless of whether it shall have express or other notice thereof.

        Section 7.6 Transfer of Stock. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys. Upon any such transfers the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be cancelled and new certificates shall thereupon be issued.


                                 ARTICLE VIII

                           Miscellaneous Provisions

        Section 8.1 Corporate Seal. If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

        Section 8.2 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

        Section 8.3 Checks, Drafts, Notes. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

        Section 8.4 Notice and Waiver of Notice. Whenever notice is required to be given to any director or Stockholder under the provisions of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, such notice shall be in writing and delivered either (i) personally, or (ii) by registered or certified mail, or (iii) by telegram, telecopy, or similar facsimile means (delivered during the recipient's regular business hours). Such notice shall be sent to such director or Stockholder at the address or telecopy number as it appears on the records of the Corporation, unless prior to the sending of such notice he has designated, in a written request to the Secretary of the Corporation, another address or telecopy number to which notices are to be sent. Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail. Whenever notice is required to be given under any provision of law, the Corporation's Certificate of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

        Section  8.5  Examination of  Books and Records.   The Board of
Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the Stockholders, and the Stockholders' rights in this respect are and shall be restricted and limited accordingly.

        Section  8.6  Voting Upon Shares Held by  the Corporation.   Unless
otherwise provided by law or by the Board of Directors, the Chairman of the Board of Directors, if one shall be elected, or the President, if a Chairman of the Board of Directors shall not be elected, acting on behalf of the Corporation, shall have full power and authority to attend and to act and to vote at any meeting of Stockholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any person or persons.

                                  ARTICLE IX

                                  Amendments

        Section 9.1 Amendment. Except as otherwise expressly provided in the Corporation's Certificate of Incorporation, the directors, by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the entire Board of Directors and without the assent or vote of the Stockholders, may at any meeting make, repeal, alter, amend or rescind any of these Bylaws. The Stockholders shall not make, repeal, alter, amend or rescind any of the provisions of these Bylaws except by the holders of not less than a sixty-six and two-thirds percent (66 2/3%) of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this
Article IX as one class.

PROXY                                                                      PROXY
                              Pennaco Energy, Inc.

                         Annual Meeting of Stockholders
          Solicited by the Board of Directors of Pennaco Energy, Inc.

 The undersigned hereby appoints Glen C. Warren, Jr. and Gregory V. Gibson, and each of them individually, as proxies with full power of substitution, to vote all shares of Common Stock of Pennaco Energy, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders thereof to be held on May 16, 2000, or at any adjournment or postponement thereof, as follows:

 Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

  PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                             PENNACO ENERGY, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of Directors
   Nominee: Kurt M. Petersen to hold office until his successor is elected and qualified.
   INSTRUCTION: to withhold authority to vote for any individual nominee or nominees, write the appropriate name or names in the space provided here.

                    For          Withhold           For All
                    All             All             Except
                    [_]             [_]               [_]

2. Change Pennaco's state of incorporation from Nevada to Delaware through a merger of Pennaco Nevada into its wholly-owned subsidiary, Pennaco Delaware and certain amendments to the Articles of Incorporation necessary to conform to Delaware law.

                       For        Against        Abstain
                       [_]          [_]            [_]

__________________
Nominee Exception

3. Amendment to the 1998 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 4,500,000 shares to 5,500,000 shares.

                       For        Against        Abstain
                       [_]          [_]            [_]

4. Appointment of KPMG LLP as Independent Certified Public Accountants for the Company.

                       For        Against        Abstain
                       [_]          [_]            [_]


   Please check the following box if you plan to attend the Annual Meeting of Stockholders in person.
                                                   [_]

   All shares will be voted as directed herein and, unless otherwise directed, will be voted "FOR" Propos al 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

   You may revoke this Proxy at any time prior to a vote thereon.

                        Dated: __________________________________________ , 2000

               -----------------------------------------------------------------
                                            Signature

               Please sign exactly as name appears on this card. Joint owners should each sign. Executors, administrators, trustees, etc., should give their full titles.

 ................................................................................
                           FOLD AND DETACH HERE

         PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                         USING THE ENCLOSED ENVELOPE.